                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                                SM&A CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)
         (2) of Schedule 14A.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1. Title of each class of securities to which transaction applies:

                  ______________________________________________________________
         2.       Aggregate number of securities to which transaction applies:

                  ______________________________________________________________
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ______________________________________________________________
         4.       Proposed maximum aggregate value of transaction:

                  ______________________________________________________________
         5.       Total fee paid:

                  ______________________________________________________________

[ ]      Fees paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:_______________________________________
         2.       Form, Schedule or Registration Statement No.:_________________
         3.       Filing Party:_________________________________________________
         4.       Date Filed:___________________________________________________

                                SM&A CORPORATION
                       4695 MACARTHUR COURT, EIGHTH FLOOR
                         NEWPORT BEACH, CALIFORNIA 92660
                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                              TUESDAY, MAY 18, 1999
                                ----------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of SM&A Corporation, a California corporation (hereinafter, the "Company"), will be held on Tuesday, May 18, 1999 at 10:00 a.m. (Pacific Daylight Time), at the Sutton Place Hotel, at 4500 MacArthur Boulevard, Newport Beach, California 92660, for the following purposes, as more fully described in the accompanying Proxy Statement:

                  1. To elect five members of the Board of Directors to serve until the next Annual Meeting of Shareholders;

                  2. To approve an amendment to the Company's 1997 Stock Option Plan, to increase the number of shares of common stock available for issuance under the Plan to 2,500,000 shares;

                  3. To approve and adopt an Employee Stock Purchase Plan to permit employees of the Company and its subsidiaries to purchase up to 250,000 shares of the Company's common stock directly from the Company through payroll deductions;

                  4. To ratify the appointment of KPMG LLP as the independent accountants for the Company for fiscal year ending December 31, 1999; and

                  5. To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

         The Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of the Company's common stock at the close of business on the record date are entitled to vote at the Annual Meeting. Shareholders attending the Annual Meeting whose shares are held in the name of a broker or other nominee should bring with them a proxy or letter from that firm confirming their ownership of shares.

         Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the Annual Meeting.

                                         By Order of the Board of Directors,


                                         /s/ Steven R. Mast, Secretary

Newport Beach, California
April 19, 1999

                             YOUR VOTE IS IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, IF YOU SO DESIRE, BUT WILL HELP THE COMPANY SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                                SM&A CORPORATION
                       4695 MACARTHUR COURT, EIGHTH FLOOR
                         NEWPORT BEACH, CALIFORNIA 92660
                               ------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                              TUESDAY, MAY 18, 1999
                               ------------------

                                 PROXY STATEMENT

                                  INTRODUCTION


         This Proxy Statement is furnished to the shareholders of SM&A Corporation, a California corporation, in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. on May 18, 1999, at the Sutton Place Hotel, at 4500 MacArthur Boulevard, Newport Beach, California 92660, and at any and all adjournments and postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy are being mailed to all shareholders on or about April 19, 1999.

         A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted as directed by the shareholder with respect to the matters described therein. If no direction is made, the shares represented by each properly executed proxy will be voted FOR management's nominees for the Board of Directors, FOR the proposed amendment to the Company's 1997 Stock Option Plan, FOR the adoption of the Company's Employee Stock Purchase Plan, FOR ratification of KPMG LLP as the Company's independent auditors for fiscal year 1999, and as the proxy holders deem advisable on other matters that may properly come before the Annual Meeting.

         Any proxy given may be revoked at any time prior to the exercise thereof by filing with the Secretary of the Company an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the Annual Meeting who has given a proxy may withdraw it and vote his or her shares in person if such shareholder so desires.

         It is contemplated that the solicitation of proxies will be made primarily by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

         Only holders of record of the Company's common stock (the "Common Stock") at the close of business on March 31, 1999 are entitled to notice of and vote at the Annual Meeting. As of March 29, 1999, the Company had issued and outstanding 16,539,584 shares of Common Stock. Each share of Common Stock issued and outstanding on the record date of March 31, 1999 (the "Record Date") is entitled to one vote at the Annual Meeting.

         The holders of a majority of the shares of stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. The five nominees for director having the highest number of votes will be elected. Except as otherwise provided by statute, all other matters coming before the Annual Meeting shall be decided by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. Votes cast at the Annual Meeting will be tabulated by the person appointed by the Company to act as inspector of election for the Annual Meeting.

         The inspector of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspector of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers and nominees concerning which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum. Abstentions or broker non-votes will have no effect on the election of Directors. Except as otherwise provided by statute, all other matters to come before the Annual Meeting require the approval of a majority of the shares of voting stock represented and entitled to vote thereat. Therefore, abstentions concerning a particular proposal will have the same effect as votes against such proposal.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

NOMINEES

         Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified. THE BOARD OF DIRECTORS IS OF THE OPINION THAT THE ELECTION TO THE BOARD OF DIRECTORS OF THE PERSONS IDENTIFIED BELOW, ALL OF WHOM ARE CURRENTLY SERVING AS DIRECTORS OF THE COMPANY AND HAVE CONSENTED TO CONTINUE TO SERVE IF ELECTED, WOULD BE IN THE BEST INTERESTS OF THE COMPANY. The names of such nominees are as follows: Steven S. Myers, Michael A. Piraino, J. Christopher Lewis, James R. Mellor and Malcolm R. Currie.

         Management proxies will be voted FOR the election of the above-named nominees unless the shareholders indicate that the proxy shall not be voted for all or any one of the nominees. If for any reason a nominee should, prior to the Annual Meeting, become unavailable for election as a Director, due to an event not now anticipated, the proxies will be voted for such substitute nominee if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

           THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION
            OF EACH OF THE NOMINEES LISTED ABOVE. PROXIES AND VOTING
               INSTRUCTIONS WILL BE VOTED IN FAVOR OF THE ELECTION
                 OF EACH OF THE NOMINEES LISTED ABOVE UNLESS THE
                        SHAREHOLDER SPECIFIES OTHERWISE.


MANAGEMENT OF THE COMPANY

         Set forth below is certain information with respect to the executive officers and nominees of the Board of Directors of the Company.


            NAME                    AGE                                POSITION
            ----                    ---                                --------

     Steven S. Myers                52               Chief Executive Officer, Chairman of the Board
                                                     of Directors

     Michael A. Piraino(1)          45               President, Chief Operating Officer and Director

     Steven R. Mast(2)              35               Senior Vice President, Chief Financial Officer
                                                     and Secretary

     Thomas F. Heinsheimer          59               Senior Vice President, Chief Technical Officer

     James F. Madewell              65               Senior Vice President, Corporate Development

     Ajaykumar K. Patel             38               President and General Manager, Proposal
                                                     Management Group

     Calvin Gegner                  58               President and General Manager, Information
                                                     Technology Solutions Group

     Thomas J. Amrhein              59               President and General Manager, Systems
                                                     Solutions Group

     J. Christopher Lewis(3)(4)     42               Director

     James R. Mellor(3)(4)          68               Director

     Malcolm R. Currie              72               Director


     -----------------------------------

     (1) Elected to the Board and appointed an officer as of February 1, 1999.
     (2) Appointed as of October 1, 1998.
     (3) Member of the Audit Committee.
     (4) Member of the Compensation Committee.

         STEVEN S. MYERS founded the Company in 1982 and has been the Chief Executive Officer and Chairman of the Board of the Company since its incorporation in 1985. Mr. Myers was the President of the Company until February 1999. Prior to forming the Company, Mr. Myers was Vice President of Marketing for Loral Data Systems and held several other key management positions with Ball Aerospace Systems Division, Fairchild Space and Electronics Company, and Watkins-Johnson Company. Mr. Myers holds a B.S. in mathematics from Stanford University.

         MICHAEL A. PIRAINO, a director of the Company, joined the Company as President and Chief Operating Officer in February 1999. Mr. Piraino previously served as the Executive Vice President and head of Corporate Development of Data Processing Resources Corporation ("DPRC") from January 1996 to February 1999. >From October 1994 to January 1996, Mr. Piraino served as Executive Vice President, Director and Chief Operating Officer of Imagyn Medical Technologies, Inc. (formerly known as UROHEALTH Systems, Inc.). From June 1993 to October 1994, Mr. Piraino served as Senior Vice President and Chief Financial Officer of Syncor International Corporation. He also served in key executive management positions with Total Pharmaceutical Care, Inc. and Lorimar Home Video. Mr. Piraino began his career with Touche Ross & Co. (the predecessor firm to Deloitte & Touche LLP) in 1975. Mr. Piraino holds a B.S. in accounting from Loyola University of Los Angeles and is a certified public accountant.

         STEVEN R. MAST has served as Senior Vice President, Chief Financial Officer and Secretary of the Company since October 1998. From April 1995 to May 1998, Mr. Mast served as a Vice President and Chief Financial Officer of Space Applications Corporation and, following the Company's acquisition of Space Applications Corporation in May, 1998, Mr. Mast continued as Vice President, Finance and Administration and Secretary of Space Applications Corporation. Prior to joining Space Applications Corporation, Mr. Mast was a manager at Coopers & Lybrand L.L.P. Mr. Mast holds a B.S. in accounting from the University of Delaware and is a certified public accountant.

         THOMAS F. HEINSHEIMER, Ph.D., has served as the Company's Senior Vice President and Chief Technical Officer since 1993. Dr. Heinsheimer holds an B.S.E.E. from the Massachusetts Institute of Technology and a Ph.D. in atmospheric physics from the University of Paris. He is a Councilman and former Mayor of Rolling Hills, California.

         JAMES F. MADEWELL has served as the Company's Senior Vice President-Corporate Development since July 1998. Mr. Madewell joined the Company in August 1997 as its Vice President, Business Development. Mr. Madewell retired from Lockheed Martin Corporation in July 1997 where he had served as Vice

President, Business Development for the Lockheed Martin Corporation Aeronautics Sector since 1995. Prior to that, Mr. Madewell was appointed Vice President--Group Business Strategy for Lockheed Aeronautical Systems Group in August, 1994. From 1992 until 1994, he held the position of Vice President and director of Advanced Programs at the Lockheed Space Operations Company. He is a graduate of the Lockheed Executive Institute and the Rockwell Executive Institute. Mr. Madewell is a Registered Professional Engineer. Mr. Madewell holds a B.S.M.E. from the University of Houston and an M.S. in engineering from the University of Alabama.

         AJAYKUMAR PATEL has served as the President and General Manager of the Company's Proposal Management Group since October 1998. Mr. Patel joined the Company in January 1994 as its Director of Marketing. From January 1995 to July 1996, Mr. Patel was the Vice President for the Department of Energy and Environmental Services, after which he became Vice President, Business Development from August 1996 to June 1997. From June 1997 until October 1998, Mr. Patel served as Vice President, Operations. Mr. Patel holds a B.A. in Physics from The Johns Hopkins University and an M.B.A. in finance and strategic planning from the University of Southern California.

         CALVIN GEGNER has served as the President and General Manager of the Company's Information Technology Solutions Group since October 1998. Mr. Gegner joined the Company as an Associate in June 1997. Prior to joining the Company, Mr. Gegner was a senior consultant at International Profit Association Inc. from September 1995 to June 1997. From March 1995 to September 1995, Mr. Gegner served as a staff executive at Geological Services May International Co. Mr. Gegner was a co-owner of Stardust Originals from February 1992 until March 1995. Mr. Gegner holds a B.S. in electrical engineering from South Dakota State University and an M.S. in management sciences from the University of Southern California.

         THOMAS J. AMRHEIN joined the Company in January 1995 and held the position of Associate from January 1995 to January 1996 and Vice President from January 1996 to June 1998. After the acquisition of Space Applications Corporation, Mr. Amrhein was appointed President and General Manager of SAC in June 1998 until the merger of SAC with SM&A Corporation (East) in December 1998. Mr. Amrhein has served as the President and General Manager of the Company's Systems Solutions Group since November 1998. Mr. Amrhein holds a B.S. in mechanical engineering from Virginia Polytechnic Institute and an M.S. in industrial and systems engineering from the University of Florida.

         J. CHRISTOPHER LEWIS was elected a director of the Company in September 1996. Since 1981, Mr. Lewis has been a general partner of Riordan, Lewis & Haden, equity investors in Southern California-based enterprises. Mr. Lewis also serves as a director of California Beach Restaurants, Inc., Data Processing Resources Corporation, PIA Merchandising Services, Inc., Tetra Tech, Inc. and several private companies. Mr. Lewis holds a B.S. in business administration and finance and an M.B.A. in business from the University of Southern California.

         JAMES R. MELLOR was appointed a director of the Company in December 1997. Mr. Mellor retired from the office of Chairman and Chief Executive Officer of General Dynamics in May 1997. He continues to serve on the General Dynamics Board of Directors and as a consultant to the Company. Mr. Mellor was elected Chairman of General Dynamics in May 1994. He had served as President and Chief Executive Officer since May 1993, and as President and Chief Operating Officer since January 1991. He is presently on the Board of Directors of Aeromovel USA, Inc., Bergen Brunswig Corporation, Computer Sciences Corporation, General Dynamics Corporation, IDT Corporation, Scripps Research Institute and USEC, Inc. Mr. Mellor holds a B.S. in electrical engineering and in mathematics and an M.S. from the University of Michigan.

         MALCOLM R. CURRIE, PH.D., was appointed a director of the Company in December 1997. Dr. Currie serves as Chief Executive Officer of Currie Technologies, Inc. He served as Chairman and Chief Executive Officer of Hughes Aircraft Company from March 1988 until his retirement in July 1992. From January 1976 until March 1988, Dr. Currie served as President and Chief Executive Officer of Delco Electronics. From 1973 until 1977, Dr. Currie served as Under Secretary of Defense for Research and Engineering. He presently serves on the boards of directors of Unocal Corporation, Investment Company of America, LSI Logic Corporation, Regal One and Moltech Corp., and as Chairman of the Board of Trustees of the University of Southern California. From June 1994 to August 1997, Dr. Currie was a manager of Electric Bicycle Co., LLC, a limited liability company that filed for Chapter 7 bankruptcy protection in August 1997. Dr. Currie holds a B.A. in physics and a Ph.D. in engineering physics from the University of California at Berkeley.

MEETINGS OF BOARD AND COMMITTEES

         The Board of Directors had four meetings during the fiscal year ended December 31, 1998, and has held one meeting since the end of such fiscal year. Among the incumbent nominees for membership on the Board of Directors, none attended fewer than 75% of the aggregate of the meetings of the Board of Directors during the 1998 fiscal year.

         The Board of Directors has established an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee and, in practice, the entire Board performs the function of such Committee.

         The Audit Committee, which consists of Messrs. Lewis and Mellor, reviews the adequacy of internal controls and the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee held two meetings during the fiscal year ended December 31, 1998. None of the members of the Audit Committee attended fewer than 75% of the aggregate of the meetings of such Committee during the 1998 fiscal year.

         The Compensation Committee, which consists of Messrs. Lewis and Mellor, establishes salaries and other forms of compensation for officers and other employees of the Company and administers the Company's stock option plan. During the years ended December 31, 1996 and 1997, the Company's Board of Directors established levels of compensation for certain of the Company's executive officers without the involvement of the Compensation Committee, as the Compensation Committee had not yet been formed during those periods. Mr. Myers, the Company's Chief Executive Officer and Chairman of the Board, Kenneth W. Colbaugh, then serving as an Executive Vice President, Chief Financial Officer and a Director of the Company, and Paula K. Myers, then serving as a Vice President, Secretary and a Director of the Company, participated in the deliberations regarding executive compensation for 1996 and 1997. During 1997, Mr. Myers, Mr. Colbaugh and Mr. Lewis, each a Director of the Company, participated in the deliberations regarding executive compensation for 1998. During the fiscal year ended December 31, 1998, the Compensation Committee held three meetings. None of the members of the Compensation Committee attended fewer than 75% of the aggregate of the meetings of such Committee during the 1998 fiscal year.

DIRECTOR COMPENSATION

         All Directors are elected annually and hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Company's non-employee Directors receive $1,000 for each Board or committee meeting attended and are reimbursed for out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.

         The Company may also periodically award options to its Directors under its 1997 Stock Option Plan. Options granted to non-employee Directors of the Company under the Plan have a term not to exceed four years and an exercise price in an amount determined by the Board of Directors or a committee thereof administering the Plan. As of March 29, 1999, options to purchase an aggregate of 594,000 shares of the Company's Common Stock had been issued under the Plan to the Company's Directors and current executive officers, at exercise prices ranging from $11.750 to $17.250 per share.

         During the fiscal year ended December 31, 1998, the Company issued options to purchase the following number of shares of its Common Stock to its non-employee Directors: (i) Malcolm R. Currie - 30,000; (ii) James R. Mellor - 30,000; and (iii) J. Christopher Lewis - 21,000; each granted on January 29, 1998, vesting over a period of four years and exercisable at $12.00 per share (the fair market value of the Company's Common Stock on the date such options were granted).

         The Company's Articles of Incorporation and the Bylaws provide for indemnification of the Company's directors and executive officers to the extent permissible under California law. The Company generally enters into agreements to indemnify its directors and executive officers in addition to the indemnification provided for in the Articles of Incorporation and Bylaws. Among other things, these agreements provide that the Company will indemnify, subject to certain requirements, the Company's directors and executive officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in the right of the Company, on account of services by such person as a director or executive officer of the Company, or as a director or officer of any other company or enterprise to which the person provides services at the request of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 29, 1999, regarding the beneficial ownership of the Company's Common Stock by: (i) all persons known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director and Named Executive Officer (as hereinafter defined) of the Company, and (iii) all directors and executive officers as a group.


                                                   AMOUNT AND NATURE OF              PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)          BENEFICIAL OWNERSHIP (2)           COMMON STOCK
---------------------------------------          ------------------------           ------------
Steve S. Myers and Paula K. Myers,
Trustees of the Steven Myers and
Paula Mathis Revocable Trust,
dated June 24, 1992(3)                                          7,176,417                  43.4%

Michael A. Piraino(3)                                              25,000                      *

Kenneth W. Colbaugh and Robin E.
Colbaugh, Trustees of the K. and R.
Colbaugh Revocable Trust, dated
September 1, 1994(3)                                              648,485                   3.9%

Ajaykumar K. Patel and Elizabeth Ann
Stillman(3)(4)                                                     60,983                      *

Thomas F. Heinsheimer, Trustee of the
Heinsheimer Living Trust dated July 17,
1968(3)                                                           187,887                   1.1%

Thomas J. Amrhein(3)                                               59,283                      *

Richard J. Riordan(5)                                           1,283,892                   7.8%

J. Christopher Lewis(5)                                           281,642                   1.7%

James R. Mellor(3)                                                  7,500                      *

Malcolm R. Currie(3)(6)                                            21,100                      *

All directors and executive officers
as a group (11 persons)(7)                                      7,904,565                  47.5%


-------------------

*        Less than 1%

(1) Mr. Myers is the Chief Executive Officer and Chairman of the Board of the Company; Mr. Piraino is the President, Chief Operating Officer and a Director of the Company; Mr. Patel is the President and General Manager of the Proposal Management Group of the Company; Dr. Heinsheimer is the Senior Vice President and Chief Technical Officer of the Company; Mr. Amrhein is the President and General Manager of the Systems Solutions Group of the Company; and Messrs. Lewis, Mellor and Currie are Directors of the Company.

(2) Includes shares of Common Stock subject to stock options which were exercisable as of March 29, 1999 or exercisable within 60 days after March 29, 1999, and are, respectively, as follows: Mr. Myers, 12,500 shares; Mr. Piraino, 25,000 shares; Mr. Patel, 4,000 shares; Dr. Heinsheimer, 8,000 shares; Mr. Amrhein, 3,000 shares; Mr. Lewis, 5,250 shares; Mr. Mellor, 7,500 shares; Mr. Currie, 7,500 shares; and all directors and current executive officers as a group, 91,031 shares.
(3) Address is c/o SM&A Corporation, 4695 MacArthur Court, Eighth Floor, Newport Beach, California 92660.
(4) Includes 700 shares of the Company's Common Stock in the name of Catherine Patel, Mr. Patel's daughter.
(5) Address is c/o Riordan, Lewis & Haden, 300 S. Grand Avenue, 29th Floor, Los Angeles, California 90071.
(6) Includes 13,600 shares of the Company's Common Stock in the name of Freddie Bear Partnership, and beneficially owned by Dr. Currie.
(7) Does not include 648,485 shares of the Company's Common Stock owned beneficially by Kenneth W. Colbaugh, who resigned from the Company effective February 1, 1999.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning compensation paid to the Company's Chief Executive Officer and each of the four other highest paid executive officers of the Company who received an annual salary and bonus of more than $100,000 for services rendered to the Company during the fiscal year ended December 31, 1998 (the "Named Executive Officers").


                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                                                      ------------
                                                                       SECURITIES
                                         ANNUAL COMPENSATION(1)(8)      UNDERLYING         ALL OTHER
     NAME AND PRINCIPAL POSITION           SALARY($)    BONUS($)    STOCK OPTIONS(#)(8)   COMPENSATION
------------------------------------      ----------  ----------     ----------------     ------------

Steven S. Myers
    Chief Executive Officer               707,675(2)         --         100,000(3)            --

Kenneth W. Colbaugh
    Former Executive Vice President and
    Chief Operating Officer               358,597(4)         --              --               --

Ajaykumar K. Patel
    President and General Manager,
    Proposal Management Group             200,000        46,381          26,000               --

Thomas J. Amrhein
    President and General Manager,
    Systems Solutions Group               269,188        72,203          20,000           24,574(5)

Thomas F. Heinsheimer
    Senior Vice President, Chief
    Technical Officer                     268,340(6)     80,000          32,000          $23,294(7)

--------------------

(1) Excludes perquisites and other personal benefits that, in the aggregate, do not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.
(2) This amount reflects $707,675 in salary actually paid to Mr. Myers. The Company entered into an Employment Agreement with Mr. Myers for a period of two years commencing November 21, 1997, providing for an annual salary of $900,000, and providing that Mr. Myers is eligible to receive an annual bonus not to exceed $900,000, at the discretion of the Compensation Committee. The Compensation Committee adjusted Mr. Myers' compensation in 1998.
(3) In December 1998, Mr. Myers was granted 100,000 stock options in his capacity as a Director and Chief Executive Officer of the Company pursuant to the Company's 1997 Stock Option Plan.
(4) This amount represents $358,597 in salary actually paid to Mr. Colbaugh. The Company entered into an Employment Agreement with Mr. Colbaugh for a period of two years commencing November 21, 1997, providing for an annual salary of $450,000, and providing that Mr. Colbaugh is eligible to receive a bonus not to exceed $450,000, at the discretion of the Compensation Committee. The Compensation Committee adjusted Mr. Colbaugh's compensation in 1998. Mr. Colbaugh resigned effective February 1, 1999. The Employment Agreement did not provide for severance benefits. See "Board Compensation Committee Report on Executive Compensation."
(5) This amount represents $15,227 in commissions paid to Mr. Amrhein; $5,686 in relocation expenses; premiums paid by the Company in connection with Mr. Amrhein's life insurance policy; and premiums paid by the Company under the Company's health insurance plan.
(6) This amount represents $266,490 in salary paid to Dr. Heinsheimer and $1,850 in accrued salary not yet paid to him.
(7) This amount represents $20,249 in commissions paid to Dr. Heinsheimer and $3,045 in accrued commissions not yet paid to him.
(8) Michael A. Piraino was elected President and Chief Operating Officer of the Company effective February 1999. The Company entered into an Employment Agreement with Mr. Piraino, providing for an annual salary of $300,000 plus discretionary bonus compensation of up to $300,000. In addition, Mr. Piraino was granted 300,000 stock options in connection with his Employment Agreement.

OPTIONS GRANTED IN LAST FISCAL YEAR

         The following table provides certain information concerning stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1998. This information includes hypothetical potential gains from stock options granted in the 1998 fiscal year. These hypothetical gains are based solely on assumed annual growth rates of 5% and 10% in the value of the Company's Common Stock price over the ten-year life of the stock options granted in 1998. These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                              NUMBER OF          PERCENT OF                                 ANNUAL RATES OF STOCK
                              SHARES OF         TOTAL OPTIONS                                 PRICE APPRECIATION
                             COMMON STOCK        GRANTED TO       EXERCISE OR                  FOR OPTION TERM(2)
                              UNDERLYING      EMPLOYEES DURING    BASE PRICE   EXPIRATION  -----------------------
          NAME             OPTIONS GRANTED      FISCAL YEAR       PER SHARE(1)    DATE       5% ($)       10% ($)
          ----             ---------------    ----------------    ------------  --------   ---------     ---------
Steven S. Myers                 100,000(3)            7.18%          $11.750     12/9/03      58,750       117,500
Kenneth W. Colbaugh                  --                 --                --      --             --             --
Ajaykumar K. Patel               16,000(4)            1.15%           12.000     1/29/03       9,600        19,200
                                 10,000(4)            0.72%           15.875     10/1/03       7,938        15,875
Thomas J. Amrhein                12,000(4)            0.86%           12.000     1/29/03       7,200        14,400
                                  8,000(4)            0.57%           15.875     10/1/03       6,350        12,700
Thomas F. Heinsheimer            32,000(4)            2.30%           12.000     1/29/03      19,200        38,400


-----------------------

(1) The options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant. The exercise price may be paid by delivery of cash or already owned shares, subject to certain conditions. As of March 29, 1999, the last sale price of the Company's Common Stock as quoted on The Nasdaq Stock Market was $9.875.
(2) Pursuant to applicable regulations, these amounts represent certain assumed rates of appreciation only. Actual gain, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.
(3) Such options vest in eight equal quarterly installments commencing March 9, 1999, and expire five years from the date of grant.
(4) These stock options vest in four equal annual installments commencing one year from the date of grant, and expire five years from the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table provides certain information regarding stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 1998, as well as the number of exercisable and unexercisable in-the-money stock options and their values at fiscal year-end. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option.


                                                     NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                            SHARES                         OPTIONS AT           IN-THE-MONEY OPTIONS AT
                           ACQUIRED       VALUE          DECEMBER 31, 1999        DECEMBER 31, 1999(1)
            NAME          ON EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
            ----          -----------   --------   -------------------------   -------------------------
Steven S. Myers                  --         --              --/100,000                  --/$725,000
Kenneth W. Colbaugh              --         --              --                          --
Ajaykumar K. Patel               --         --              --/26,000                   --/$143,250
Thomas J. Amrhein                --         --              --/20,000                   --/$109,000
Thomas F. Heinsheimer            --         --              --/32,000                   --/$224,000


--------------------

(1) Calculated on the basis of $19.00, the closing price of the Company's Common Stock on December 31, 1998, minus the exercise price of the option, multiplied by the number of shares subject to the option.


EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     In November 1997, the Company entered into an Employment Agreement with each of (i) Steven S. Myers, then President, Chief Executive Officer and Chairman of the Board of the Company, and (ii) Kenneth W. Colbaugh, then Executive Vice President, Chief Operating Officer and a Director of the Company. Each Employment Agreement provides for a two year term, participation in the Company's Executive Bonus Plan, and a severance benefit payment equal to twice the annual salary upon a termination of the employee by the Company without "cause" as defined therein. The annual salary of Mr. Myers and Mr. Colbaugh under their respective Employment Agreements is $900,000 and $450,000, respectively. See "Board Compensation Committee Report on Executive Compensation."

     Michael A. Piraino was elected President and Chief Operating Officer of the Company effective February 1999. Mr. Colbaugh resigned as Executive Vice President, Chief Operating Officer and a Director of the Company effective February 1999, thereby terminating his Employment Agreement with the Company. No severance payment was made to Mr. Colbaugh.

CERTAIN TRANSACTIONS

     In September 1998, Space Applications Corporation ("SAC"), then a wholly-owned subsidiary of the Company, entered into a Common Stock Purchase Agreement with Summit Aviation, Inc. ("Summit"), a company wholly owned by Steven S. Myers, the Company's Chief Executive Officer, pursuant to which Summit purchased from SAC 4,500 shares of common stock of Savant Corporation ("Savant"), for an aggregate purchase price of $2,000,000, of which $200,000 was paid in cash and the remaining $1,800,000 was paid by a promissory note guaranteed by Mr. Myers (the "Note"). The Note bears interest at a rate of nine percent (9%) per annum, and is payable in thirty (30) equal monthly installments of $30,000 each, commencing October 31, 1998, with a final balloon payment of all outstanding principal and interest owing due and payable on March 31, 2001. The largest aggregate amount of indebtedness outstanding at any time since the beginning of the Company's 1998 fiscal year in connection with this transaction was $1,800,000. As of March 1999, the amount outstanding was $1,699,125.

     The Agreement provides that, if substantially all of the assets of Savant are sold, or if 50% or more of the common stock purchased in the transaction is sold or exchanged in a merger or other reorganization (a "Sale Transaction"), within six months of the date of the Agreement, Mr. Myers would pay to SAC an amount equal to 50% of any amount in excess of $2,000,000 ("Excess Proceeds") payable to Mr. Myers in connection with the Sale Transaction. If the Sale Transaction occurred after six months but within twelve months of the date of the Agreement, Mr. Myers would be required to pay to SAC an amount equal to 25% of any Excess Proceeds. The Note would become payable upon the Sale Transaction if such sale resulted in a payment obligation to Mr. Myers equal to or greater in value than the original principal balance of the Note. The terms of the Agreement were approved by the Company's Board of Directors and considered to be as favorable as would have been obtained from an unaffiliated third party. In December 1998, SAC merged into SM&A Corporation (East), a wholly-owned subsidiary of the Company.

     In June 1998, the Company sold its Turbo Commander aircraft to Summit for $880,000 represented by a promissory note secured by a first priority security interest on the aircraft. The note bears interest at a rate of 8.5% per annum, and is due and payable in full no later than June 25, 1999. The largest aggregate amount of indebtedness outstanding at any time since the beginning of the Company's 1998 fiscal year in connection with this transaction was $916,000. As of March 1999, the amount outstanding was $934,000, which includes $880,000 in principal and $54,000 in accrued interest. The terms of such sale were considered by the Company's Board of Directors to be as favorable as would have been obtained from an unaffiliated third party.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1998, the members of the Compensation Committee were J. Christopher Lewis and James Mellor, both of whom are non-employee directors of the Company. Neither of the members of the Compensation Committee was, at any time during fiscal 1998 or at any other time, an officer or employee of the Company. There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors hereby submits its report concerning the compensation policies of the Company. The Committee oversees the general compensation plan of the Company, sets the specific compensation of Steven S. Myers, the Company's Chief Executive Officer, and Kenneth W. Colbaugh, the Company's former Chief Operating Officer (the "Senior Executives"), reviews the Chief Executive Officer's recommendations for compensation levels for other executive officers, and oversees the Company's stock incentive plans. The Committee is comprised of two non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

Compensation Policy and Philosophy
----------------------------------

     The Company's executive compensation program is designed to align executive compensation with the Company's business strategy and performance. The goals of the executive compensation program are: (i) to attract and retain key executives critical to the success of the Company; (ii) to provide levels of compensation which are competitive with other companies of similar size and service offerings; and (iii) to motivate executives to enhance long-term shareholder value by building appropriate ownership in the Company.

Executive Compensation Components
---------------------------------

     The Company's executive compensation package is comprised of three components: base salary, annual incentive bonuses and stock options.

     Base salaries are the fixed component of the executive officers' compensation package. For fiscal 1998, the Compensation Committee approved the base salaries of the Senior Executives based on (i) salaries paid to executive officers with comparable responsibilities and employed by companies with comparable businesses, (ii) performance and profitability of the Company in fiscal 1997, and (iii) individual performance in fiscal 1997. The Compensation Committee reviews Senior Executives' salaries annually and exercised its judgment based on all of the factors described above in making its decisions. For all other executives, the Committee reviews the Chief Executive Officer's recommendations for base salaries and attempts to establish levels that are consistent with similar companies. No specific formula is applied to determine the weight of each criteria.

     The award of any bonuses to Senior Executives by the Committee is based upon the audited financial results of the Company as compared to the financial goals set by the Company. Additionally, the Committee reviews bonuses for other executives, which are recommended by the Chief Executive Officer and are based on the individual's contribution to the Company.

     A substantial portion of the compensation of executive officers is based upon the award of stock options which rely on increases in the value of the Company's Common Stock. The issuance of options is intended to encourage such employees to establish a meaningful, long-term ownership interest in the Company consistent with the interests of the Company's shareholders. Under the Company's stock option plan, options are granted from time to time to certain officers, directors and key employees of the Company and its subsidiaries at the fair market value of the Company's Common Stock at the time of grant. Because the compensation element of options is dependent on increases over time in the market value of such shares, stock options represent compensation that is tied to the Company's long-term performance.

     Stock options covering 513,000 shares of the Company's Common Stock were granted to the Company's current executive officers and stock options covering 960,700 shares of the Company's Common Stock were granted to other employees or directors of the Company during fiscal 1998 under the Company's 1997 Stock Option Plan. The number of options granted to each executive officer or employee was based primarily on the executive's or employee's ability to influence the Company's long-term growth and profitability. The Compensation Committee believes that option grants afford a desirable long-term compensation method because they closely ally the interests of management with shareholder value and motivate executive officers to improve long-term stock market performance.

Compensation of Senior Executives
---------------------------------

     In November 1997, the Company entered into two-year employment agreements with Steven S. Myers, the Company's Chief Executive Officer, and Kenneth W. Colbaugh, the Company's Chief Operating Officer, which provided for an annual base salary of $900,000 and $450,000, respectively. In addition, Mr. Myers and Mr. Colbaugh were eligible to receive, at the discretion of the Compensation Committee, a bonus not to exceed $900,000 and $450,000, respectively, and the grant of stock options pursuant to the Company's 1997 Stock Option Plan. During 1998, the Committee adjusted Mr. Myers' and Mr. Colbaugh's salaries to $550,000 and $120,000, respectively. These salary levels are more consistent with compensation levels of similar companies, and the adjustment permitted the Company to add to its senior management team without incurring increased compensation expense. In 1998, the Senior Executives did not receive bonuses. In addition to his base salary, Mr. Myers received options to purchase 100,000 shares of the Company's Common Stock, at the closing price of the Company's Common Stock on the date of grant, subject to a two-year vesting schedule.

COMPENSATION COMMITTEE:

J. Christopher Lewis
James R. Mellor

INTERESTS OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

     The following Directors and executive officers of the Company have received options to purchase shares of the Company's Common Stock pursuant to the Company's 1997 Stock Option Plan, and are eligible to participate in such Plan in the future and to receive option grants thereunder: Steven S. Myers, Michael
A. Piraino, Steven R. Mast, Ajaykumar K. Patel, Thomas F. Heinsheimer, James F. Madewell, Calvin Gegner, Thomas J. Amrhein, J. Christopher Lewis, James F. Mellor and Malcolm R. Currie.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock, based on its market price, with the cumulative total return of companies on The Nasdaq Stock Market (U.S. common stocks) and peer group including Hagler Bailly, Inc. (HBIX), Maximus Inc. (MMS) and Metzler Group, Inc. (METZ), assuming reinvestment of dividends, for the period beginning January 30, 1998 through the Company's fiscal year ended December 31, 1998. The Company's Common Stock was initially offered to the public on January 29, 1998. This graph assumes that the value of the investment in the Company's Common Stock and each of the comparison groups was $100 on January 30, 1998.

                             EDGAR REPRESENTATION OF
                               DATA POINTS USED IN
                                 PRINTED GRAPHIC

                                              JANUARY 29,     MARCH 31,     JUNE 30,   SEPTEMBER 30,  DECEMBER 31,
                                                 1998          1998          1998          1998          1998
                                                 ----          ----          ----          ----          ----
SM&A Corporation..........................       $100.00       $148.00       $160.00       $144.00       $158.00
Peer Group................................       $100.00       $112.00       $118.00       $111.00       $145.00
Nasdaq Market Index.......................       $100.00       $113.00       $117.00       $106.00       $137.00


                  [DATA ABOVE IS REPRESENTED AS A GRAPH HERE]

                                 PROPOSAL NO. 2
               APPROVAL OF AMENDMENT TO THE 1997 STOCK OPTION PLAN

         On January 22, 1999, the Board of Directors approved, subject to the approval of the shareholders, an amendment to the Company's 1997 Stock Option Plan (the "Option Plan") that would increase the number of shares of Common Stock underlying options that may be granted under the Option Plan from its present number of 1,500,000 shares to 2,500,000 shares. As of March 29, 1999, there were 38,507 shares available for future grant under the Option Plan.

         The Board of Directors believes that adding shares to the Option Plan is in the best interests of the Company because it will permit the Company to attract and retain employees by providing them with appropriate equity incentives. The Option Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. In addition, the Company considers acquisitions as a part of its business strategy. Because the acquisitions may involve both the issuance of additional shares and options to acquire shares of Common Stock as consideration, and an increase in the number of employees, the Board of Directors considered it appropriate to increase the number of shares of Common Stock issuable pursuant to stock options that may be granted under the Option Plan.

         The following is a general summary of the Option Plan which is qualified in its entirety by reference to the full text of the Option Plan, attached to this Proxy Statement as Exhibit A.

SHARES SUBJECT TO THE OPTION PLAN

         The stock available for issuance under the Option Plan consists of shares of the Company's authorized but unissued Common Stock. The Board of Directors originally reserved an aggregate of 1,500,000 shares of Common Stock for issuance under the Option Plan. If the Company's shareholders approve the amendment to the Option Plan, the maximum number of shares that may be issued under the Option Plan will be 2,500,000 shares. If any previously granted option expires or otherwise terminates, in whole or in part, without having been exercised in full, the stock not issued under such option will revert to and again become available for issuance under the Option Plan. The number of shares issuable pursuant to the Option Plan, and the exercise price of such options, is subject to proportional adjustment to reflect stock splits, stock dividends, mergers, consolidations, and similar events.

ELIGIBILITY FOR PARTICIPATION

         Options granted under the Option Plan may be either "incentive stock options" (which qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or nonstatutory stock options. Employees, including officers and directors who are employees, of the Company and its subsidiaries (an "Eligible Employee"), may be granted either incentive or nonstatutory stock options. However, members of the Board of Directors who are not officers or employees of the Company or its subsidiaries, and consultants to the Company and its subsidiaries (together, an "Eligible Director or Consultant"), may only be granted nonstatutory stock options.

         As of March 29, 1999, approximately 574 persons were eligible to participate in the Option Plan, and 1,461,493 shares were subject to outstanding options.

ADMINISTRATION

         The Option Plan is administered by the Board of Directors or by a committee of non-employee directors designated by the Board of Directors. Subject to the terms of the Option Plan, the Board of Directors determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards.

EXERCISE OF OPTIONS

         The Board of Directors or committee thereof may provide that the total number of shares of stock subject to an option may vest and become exercisable in periodic installments.

         The exercise price of any incentive stock option granted under the Option Plan may not be less than the fair market value of the shares of Common Stock underlying such option, determined as of the date of grant. If an Eligible Employee possesses at least 10% of the total combined voting power of all classes of the Company's stock at the time of grant of an incentive stock option (a "10% Eligible Employee"), the exercise price may not be less than 110% of the fair market value of the Common Stock underlying the option, determined as of the date of grant. The exercise price of nonstatutory stock options may be more or less than, or equal to, the fair market value of the underlying Common Stock. The exercise price of an option may be paid in cash or, at the discretion of the Board of Directors or committee, through the delivery of other shares of Common Stock of the Company or delivery to the Company of all or part of an option granted under the Option Plan for cashless exercise. The Board of Directors or committee may provide for other methods of payment upon the exercise of an option.

         As of March 29, 1999, the aggregate fair market value of shares of Common Stock subject to outstanding options under the Option Plan was $14,432,243, based upon the closing sale price of such stock on The Nasdaq Stock Market on such date.

EXPIRATION OF OPTIONS

         No option granted under the Option Plan may be made exercisable after the expiration of ten years from the date such option is granted. In addition, any option granted to a 10% Eligible Employee may not be made exercisable after the expiration of five years from the date the option is granted.

         TERMINATION OF EMPLOYMENT. Before the expiration date of an option, such option is exercisable by an Eligible Employee or Eligible Director or Consultant while such person continues to be employed by, or is performing services for, the Company or its subsidiaries. Upon the termination of an Eligible Employee's employment or the termination of an Eligible Director or Consultant's relationship with the Company or its subsidiaries (other than termination by death or disability), an option may be exercised (to the extent exercisable at the date of termination) within the earlier of ninety (90) days after such termination of employment or relationship, or the expiration date of the option as provided in the option agreement.

         DEATH OR DISABILITY. In the event an Eligible Employee's employment or Eligible Director or Consultant's relationship with the Company or its subsidiaries terminates by reason of disability, the option may be exercised (to the extent exercisable at the date of termination) within the earlier of six (6) months following such termination or the expiration date of the option as provided in the option agreement. Following the death of an Eligible Employee or Eligible Director or Consultant, the option may be exercised (to the extent exercisable at the date of death) by the optionee's estate on the earlier of twelve (12) months from the date of death or the expiration date of such option as provided in the option agreement.

         Options which are not exercisable by an Eligible Employee or Eligible Director or Consultant at the time of termination of employment or termination of relationship with the Company or its subsidiaries will terminate as of the date of termination of employment or relationship, and will not be exercisable.

CORPORATE CHANGE

         Upon a dissolution, liquidation or sale of substantially all of the assets of the Company, a merger or consolidation in which the Company is not the surviving entity, or a reverse merger in which the Company is the surviving entity, but the shares of Common Stock of the Company are converted into other property (collectively, a "Corporate Change"), the surviving entity must assume any outstanding options under the Option Plan or substitute similar options for such options, or the options will remain in full force and effect. If the surviving entity refuses to continue such options or substitute similar options, then the time in which such options are exercisable will be accelerated and the options will terminate to the extent not exercised prior to the occurrence of a Corporation Change.

AMENDMENTS

         The Board of Directors may amend, suspend or terminate the Option Plan, provided that any amendment changing the rights and obligations under any option granted pursuant to the Option Plan must be approved by the person to whom such option was granted.

TERM OF OPTION PLAN

         Unless terminated earlier as provided in the Option Plan, the Option Plan will terminate on October 1, 2007, which is ten years from the date the Option Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

         INCENTIVE STOCK OPTIONS. Upon the grant of an incentive stock option, the optionee will not recognize any taxable income and the Company will not be entitled to a tax deduction. Upon the exercise thereof while the optionee is employed by the Company or a subsidiary or within three (3) months after termination of employment, the optionee will not recognize taxable income if certain holding period requirements under the Code are met; however, under certain circumstances, the excess of the fair market value of the shares of Common Stock acquired upon such exercise over the exercise price may be subject to the alternative minimum tax.

         If the shares of Common Stock acquired pursuant to the exercise of an incentive stock option are held for at least two (2) years from the date of grant and at least one (1) year from the date of exercise, the optionee's gain or loss upon a disposition of such shares of Common Stock will be a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If the optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If such shares are disposed of prior to the expiration of these holding periods, the optionee will recognize ordinary income on certain amounts in excess of the option price and the Company will be entitled to a corresponding tax deduction.

         NONSTATUTORY OPTIONS. Upon the grant of a nonstatutory option, the optionee will not recognize any taxable income. Upon the exercise thereof, the optionee will recognize taxable income in an amount equal to the difference between (i) the fair market value of the shares of Common Stock acquired upon such exercise, and (ii) the exercise price. At that time, the Company will be entitled to a corresponding tax deduction. Upon a subsequent disposition of shares of Common Stock acquired upon the exercise of a nonstatutory option, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of such shares.

NEW PLAN BENEFITS

         As stated above, the Board or a committee thereof has the authority to determine the amounts, terms and grant dates of options to be granted in the future to Eligible Employees or Eligible Directors or Consultants under the Option Plan. To date, no such determinations have been made and, as a result, it is not possible to state such information.

         The following table sets forth information concerning stock options granted pursuant to the Option Plan from January 1, 1998 through December 31, 1998 to (1) the Named Executive Officers,, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees, including all current executive officers who are not executive officers, as a group.

                                                                        NO. OF SHARES            AVERAGE
                                                                         SUBJECT TO            EXERCISE PRICE
        NAME                               TITLE                      OPTIONS GRANTED(#)        PER SHARE($)
        ----                               -----                      ------------------       --------------
Steven S. Myers               Chief Executive Officer, Chairman of             100,000               11.750
                              the Board, Director Nominee

Kenneth W. Colbaugh           Former Executive Vice President,
                              Chief Operating Officer, Director                     --                   --

Ajaykumar K. Patel            President and General Manager, Proposal
                              Management Group                                  26,000               13.938

Thomas F. Heinsheimer         Senior Vice President, Chief Technical
                              Officer                                           32,000               12.000

Thomas J. Amrhein             President and General Manager,
                              Systems Solutions Group                           20,000               13.938

All current executive
officers as a group
(8 persons)                                                                    513,000               13.688

All current directors
(other than executive
officers) as a group
(3 persons)                                                                     81,000               12.000

All employees (including all
officers who are not
executive officers) as a
group (approximately 559
persons)                                                                       879,700               14.369


         No person other than those individuals set forth above was granted five percent or more of the total amount of options granted under the Plan during that period.

         The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve amendment of the Option Plan.

           THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL
               OF AMENDMENT OF THE OPTION PLAN. PROXIES AND VOTING
               INSTRUCTIONS WILL BE VOTED IN FAVOR OF THE APPROVAL
                 OF THE AMENDMENT OF THE OPTION PLAN UNLESS THE
                        SHAREHOLDER SPECIFIES OTHERWISE.


                                 PROPOSAL NO. 3
                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

         On January 22, 1999, the Board of Directors approved an Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan authorizes the issuance of 250,000 shares of the Company's Common Stock. Participants in the Purchase Plan will be permitted to purchase shares of the Company's Common Stock directly from the Company by authorizing payroll withholdings over a predetermined period (each, an "Offering Period"), and purchasing such shares at the end of each Offering Period with the payroll amounts withheld. Such purchase rights will be granted solely to eligible employees of the Company and its subsidiaries. The Purchase Plan is intended to be an "employee stock purchase plan" as defined in
Section 423 of the Code.

         The Purchase Plan was adopted by the Board of Directors to provide a means by which employees of the Company and its subsidiaries will be given an opportunity to purchase stock in the Company at a discount from the market price, to attract and retain employees, and to increase employee morale.

         The following is a general summary of the Purchase Plan which is qualified in its entirety by reference to the full text of the Purchase Plan, attached to this Proxy Statement as Exhibit B.

ADMINISTRATION

         The Purchase Plan is administered by the Board of Directors, or a committee thereof, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board of Directors has the power, subject to the provisions of the Purchase Plan, to interpret and apply the Purchase Plan and to establish rules and procedures for the administration of its responsibilities under the Purchase Plan.

SHARES SUBJECT TO THE PURCHASE PLAN

         The maximum number of shares of Common Stock that will be made available for sale under the Purchase Plan will be 250,000, subject to proportional adjustment to reflect stock splits, stock dividends, mergers, consolidations, and similar events. The shares to be sold to the Participants will be issued by the Company. In the event that insufficient shares of Common Stock are available under the Purchase Plan for a full allocation of shares to all Participants (as defined herein) on a Purchase Date (as defined herein), the Company will make a pro rata allocation of the shares remaining available for issuance, and return to each Participant any unused payroll deductions.

ELIGIBILITY

         Any person currently employed by the Company or its subsidiaries, any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company or its subsidiaries (an "Employee") may participate in the Purchase Plan.

         Notwithstanding the foregoing, no Employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, such Employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or its subsidiaries (including any stock which such Employee may purchase under all outstanding rights and options). In addition, no Employee may be granted rights that would permit such Employee to buy more than $20,000 worth of Common Stock (determined at the fair market value of the Common Stock on the first day of an Offering Period) under all employee stock purchase plans of the Company in any calendar year, and no Employee may purchase more than 5,000 shares of Common Stock on each Purchase Date under the Purchase Plan.

         As of the March 29, 1999, approximately 600 of the Company's employees were eligible to participate in the Purchase Plan.

PARTICIPATION IN THE PURCHASE PLAN

         An Employee who has satisfied the eligibility requirements may participate in the Purchase Plan (a "Participant") by delivering a stock purchase agreement to the Company, authorizing payroll deductions and designating the amount of payroll deductions to be made from the Participant's paycheck. The amount of payroll deductions must be in whole percentages, not to exceed 15%. Payroll deductions will begin on the first day of each Offering Period (January 1 and July 1) (an "Enrollment Date") following the filing of a stock purchase agreement with the Company.

         The Company will establish and maintain a separate account for each Participant (the "Account"), and all payroll deductions made for a Participant are credited to such Participant's Account and deposited with the general funds of the Company. No interest will be paid or allowed on amounts credited to a Participant's Account, and a Participant may not make any additional payments in such account.

         On the last day of each Offering Period (June 30 and December 31) (a "Purchase Date"), each Participant will have the right to purchase from the Company, at the purchase price discussed below, that number of whole shares of Common Stock that can be purchased or issued by the Company with the amounts held in such Participant's Account.

PURCHASE OF SHARES UNDER THE PURCHASE PLAN

         A Participant who does not, prior to a Purchase Date, notify the Company that such Participant does not want to purchase any shares of Common Stock pursuant to the Purchase Plan or that such Participant wants to purchase fewer than the maximum number of shares available for purchase, will be deemed to elect to purchase the maximum number of whole shares of Common Stock purchasable with the amounts held in such Participant's Account. Any amounts in an Account not used on a Purchase Date will remain in such Account and be eligible to purchase Common Stock on a subsequent Purchase Date.

PURCHASE PRICE

         The purchase price for the Common Stock purchased pursuant to the Purchase Plan (the "Purchase Price") shall be the lesser of (i) 85% of the Fair Market Value of the Common Stock on the Enrollment Date, or (ii) 85% of the Fair Market Value of the Common Stock on the Purchase Date.

         The "Fair Market Value" means the value of the Common Stock determined as follows:

                  (a) If the Company Stock is listed or admitted to trading on The Nasdaq National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price for such stock on the date of valuation on The Nasdaq National Market or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on The Nasdaq National Market or such exchange on the next preceding day on which a sale occurred.

                  (b) If the Common Stock is not then listed or admitted to trading on The Nasdaq National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

                  (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding.

         As of March 29, 1999, the closing price of the Company's Common Stock on The Nasdaq National Market was $9.875 per share.

WITHDRAWAL

         A Participant may withdraw the amounts held in such Participant's Account at any time prior to the Purchase Date of an Offering Period by delivering a written notice of withdrawal to the Company. The entire balance of the Account will be paid to the Participant, and the Participant will cease to participate in the Plan for the remainder of the Offering Period in which the withdrawal notice was given. However, such Participant may be reinstated for a subsequent Offering Period by delivering a new stock purchase agreement to the Company.

EXPIRATION OF RIGHTS

         A Participant's participation in the Purchase Plan terminates upon termination of such Participant's employment with the Company or its subsidiaries for any reason. Upon such termination, the entire balance of such Participant's Account will be paid to the Participant or his or her beneficiary, without interest.

         A Participant may designate a beneficiary who is to receive any shares of Common Stock purchased under the Purchase Plan or any cash from the Participant's Account in the event of such Participant's death. If no beneficiary is designated, any cash or shares will be delivered to the executor or administrator of the Participant's estate.

CORPORATE CHANGE

         Upon a merger or consolidation in which the Company is not the surviving entity, or the sale of substantially all of the assets of the Company or a reverse merger in which the Company is the surviving entity (a "Corporate Change"), either (i) the surviving corporation shall assume the rights previously granted pursuant to the Purchase Plan or substitute new rights covering the shares of the successor corporation, with appropriate adjustments to the number and kind of shares and prices, or (ii) the Purchase Plan and rights previously granted pursuant to the Purchase Plan will continue in full force. If a surviving corporation refuses to assume or continue the Purchase Plan, or to substitute similar options, then any rights outstanding will be exercised automatically as if the effective date were a Purchase Date, unless a Participant withdraws from the Purchase Plan prior to the effective date.

AMENDMENTS AND TERMINATION

         The Company may amend, modify or terminate the Purchase Plan at any time. Unless terminated earlier pursuant to the terms of the Purchase Plan, the Purchase Plan will terminate on December 31, 2008. Upon termination of the Purchase Plan, all benefits will become payable immediately.

         The Company may make the following amendments to the Purchase Plan, provided that the Company obtain the prior approval of the Company's shareholders:

                  (a) Amendments that increase the number of shares of Common Stock that may be issued under the Purchase Plan;

                  (b) Amendments that materially modify the eligibility requirements for participation in the Purchase Plan; and

                  (c) Amendments that increase the benefits that accrue to Participants under the Plan.

RESTRICTIONS ON TRANSFER

         Rights granted under the Purchase Plan are not transferable other than by will or the laws of descent and distribution, and during an Employee's lifetime, may be exercised only by the Employee to whom such rights are granted.

FEDERAL INCOME TAX INFORMATION

         The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under the Code, no income will be taxable to a Participant at the time the shares of Common Stock are purchased from the Company pursuant to the Purchase Plan, and no income will be taxable to a Participant until disposition of the shares acquired. The method of taxation upon disposition will depend upon the holding period of the purchased shares.

         If the Common Stock is disposed of at least two (2) years after the date the option is granted to the Participant and at least one (1) year after the stock is transferred to the Participant, then the lesser of (a) the 15% excess of the Fair Market Value of the Common Stock at the time the option was granted over the Purchase Price, or (b) the excess of the Fair Market Value of the Common Stock at the time of the disposition over the Purchase Price, will be treated as ordinary income. Any further gain or any loss will be taxed as capital gain or loss.

         If the Common Stock is disposed of before the expiration of either of the holding periods described above (a "Disqualifying Disposition"), then the entire excess of the Fair Market Value of the stock on the Purchase Date over the Purchase Price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the Common Stock is disposed of for less than the Fair Market Value on the Purchase Date, the same amount of ordinary income is attributed to the Participant, and a capital loss is recognized equal to the difference between the sale price and the Fair Market Value of the stock on the Purchase Date.

         There are no federal income tax consequences to the Company by reason of the grant or purchase of rights under the Purchase Plan. The Company will be entitled to a deduction, however, to the extent that a Participant recognizes ordinary income on a Disqualifying Disposition of the shares.

NEW PLAN BENEFITS

         Participation in the Purchase Plan is voluntary and is dependent upon each eligible Employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable.

         The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the Purchase Plan.

           THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL
              OF ADOPTION OF THE PURCHASE PLAN. PROXIES AND VOTING
               INSTRUCTIONS WILL BE VOTED IN FAVOR OF THE APPROVAL
                   OF THE ADOPTION OF THE PURCHASE PLAN UNLESS
                      THE SHAREHOLDER SPECIFIES OTHERWISE.

                                 PROPOSAL NO. 4
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         KPMG LLP was engaged as the Company's independent accountants during its fiscal year ended December 31, 1998, and has been appointed by the Board of Directors to continue as the Company's independent accountants for the fiscal year ending December 31, 1999. Although ratification by shareholders is not a legal prerequisite to the Board of Directors' selection of KPMG LLP as the Company's independent accountants, the Company believes such ratification to be appropriate. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. KPMG LLP has audited the Company's financial statements for the fiscal years ending December 31, 1996, 1997 and 1998. The Board of Directors expects that representatives of KPMG LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

         The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of KPMG LLP as the Company's independent accountants.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION
           OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS. PROXIES
              AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF THE
                 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
                       ACCOUNTANTS UNLESS THE SHAREHOLDER
                              SPECIFIES OTHERWISE.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, and the regulations thereunder, requires the Company's directors, executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("Reporting Persons"), to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are also required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file with the SEC.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during its fiscal year ended December 31, 1998, all Reporting Persons complied with all applicable filing requirements, with the following exceptions: (a) a Statement of Changes in Beneficial Ownership on Form 4 prepared on behalf of Kenneth W. Colbaugh, a Director and executive officer of the Company during such fiscal year, to report Mr. Colbaugh's stock sale in October 1998, was not timely filed; and (b) a Statement of Changes in Beneficial Ownership on Form 4 prepared on behalf of Thomas F. Heinsheimer, an executive officer of the Company, to report Dr. Heinsheimer's stock sale in October 1998, was not timely filed.

         The delinquent forms referred to in the foregoing paragraph were subsequently filed.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Shareholders are advised that any shareholder proposal intended for consideration at the next Annual Meeting must be received by the Company at the address set forth on the first page of this Proxy Statement no later than December 20, 1999 to be included in the proxy material for the 2000 Annual Meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company and utilize certified mail, return-receipt requested in order to ensure timely delivery.


                                  OTHER MATTERS

         The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting the persons voting the proxies will vote them in accordance with their best judgment.

         THE SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                        By Order of the Board of Directors


                                        /s/ Steven R. Mast, Secretary


Newport Beach, California
April 19, 1999

                                    EXHIBIT A


                                SM&A CORPORATION

                                    AMENDED
                             1997 STOCK OPTION PLAN


NOTICE: QUALIFIED OPTIONS UNDER THIS PLAN BEAR RESTRICTIONS GOVERNED BY SECTION 422 OF THE INTERNAL REVENUE CODE. PLAN PARTICIPANTS ARE URGED TO READ SECTION 422 AND TO UNDERSTAND THE RESTRICTIONS CONTAINED THEREIN. NOT ALL SECTION 422 RESTRICTIONS ARE REFERENCED IN THIS PLAN. OPTIONS GRANTED HEREUNDER MAY BEAR RESTRICTIONS IMPOSED BY FEDERAL AND STATE SECURITIES LAWS. PLAN PARTICIPANTS ARE URGED TO CONSULT WITH THEIR TAX AND LEGAL ADVISORS CONCERNING THE NATURE AND RESTRICTIONS UPON THE OPTIONS GOVERNED HEREBY.


1.       Purposes.
         ---------

         (a) The purpose of the Plan is to provide a means by which selected employees, Directors and Consultants of the Company and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of Incentive Stock Options and Nonstatutory Stock Options, as defined below.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants of the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to SECTION 3(c), be either Incentive Stock Options and Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to SECTION 6, and a certificate or certificates will be issued for shares purchased on exercise of such Options.

2.       Definitions.
         ------------

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a Committee appointed by the Board in accordance with SECTION 3(c) of the Plan.

         (e) "COMPANY" means SM&A Corporation, a California corporation.

         (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (g) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave; PROVIDED, HOWEVER, that for purposes of Incentive Stock Options, any such leave may not exceed three (3) months, unless reemployment upon the expiration of such leave is guaranteed by contract, Company policies or statute; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

         (h)  "DIRECTOR" means a member of the Board.

         (i) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (k) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

         (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (m) "NON-EMPLOYEE DIRECTOR" shall mean a director who:

             (i) Is not currently an officer (as defined in Rule 16a-1(f) of the Exchange Act) of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company;

             (ii) Does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the Exchange Act;

             (iii) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of the Exchange Act; and

             (iv) Is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of the Exchange Act.

         (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (o) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (p) "OPTION" means a stock option granted pursuant to the Plan.

         (Q) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (r) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

         (s) "PARTICIPANT" means an Employee, Director or Consultant who is granted Options.

         (t) "PLAN" means this 1997 Stock Option Plan.

         (u) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (v) "SECURITIES ACT" means the Securities Act of 1933, as amended.


3.       Administration.
         ---------------

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in SECTION 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how Options shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option, the provisions of each Option granted (which need not be identical), including the vesting schedule for the Options, and the number of shares underlying such Options to be granted to each such person;

             (ii) To construe and interpret the Plan and Options granted under it, and to establish amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

             (iii) To amend the Plan as provided in SECTION 12; and

             (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or advisable to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "COMMITTEE"), all of the members of which Committee shall be Non-Employee Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.       Shares Subject to the Plan.
         ---------------------------

         Subject to the provisions of SECTION 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate Two Million Five Hundred Thousand (2,500,000) shares of the Company's Common Stock. If any Option shall for any reason expire or otherwise terminates, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

5.       Eligibility.
         ------------

         (a) INCENTIVE STOCK OPTIONS MAY BE GRANTED ONLY TO EMPLOYEES. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

         (b) A Director shall be eligible for the benefits of the Plan provided that such Director's participation conforms to the requirements of Rule 16b-3, if applicable.

         (c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant.

6.       Option Provisions.
         ------------------

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

         (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, the exercise price of any Incentive Stock Option granted hereunder to any stockholder possessing at least 10% of the total combined voting power of all classes of stock of the Company shall be not less than one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by delivering to the Company other shares of Common Stock of the Company (provided that the shares have been held for the period required to avoid a charge to the Company's reported earnings), (iii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by delivering to the Company all or any part of an Option granted under this Plan for a cashless exercise (provided that such cashless exchange will not result in a charge to the Company's reported earnings), or (iv) by tendering any other form of legal consideration that may be acceptable to the Board.

         (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option granted to an Optionee subject to Section 16 of the Exchange Act on the date of grant shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. A Nonstatutory Stock Option granted to an Optionee who is not subject to Section 16 of the Exchange Act on the date of grant may not be transferable except by will or by the laws of descent and distribution, unless otherwise permitted by the Board. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("VEST") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this
SECTION 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date six (6) months following such termination (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to SECTION 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.       Cancellation and Regrant of Options.
         ------------------------------------

         The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan, and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as described in SECTION 5(c)) not less than one hundred ten percent (110%) of the Fair Market Value in the case of an Incentive Stock Option.

8.       Covenants of the Company.
         -------------------------

         (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock which would be issuable under such outstanding Options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Options or any stock issued or issuable pursuant to any such Options. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.       Use of Proceeds from Stock.
         ---------------------------

         Proceeds from the sale of Common Stock upon exercise of the Options shall constitute general funds of the Company.

10.      Miscellaneous.
         --------------

         (a) Neither an Optionee nor any person to whom an Option is transferred under SECTION 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

         (b) Nothing in the Plan or any Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Options any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or other holder of Options with or without cause.

         (c) TO THE EXTENT THAT THE AGGREGATE FAIR MARKET VALUE (DETERMINED AT THE TIME OF GRANT) OF STOCK WITH RESPECT TO WHICH INCENTIVE STOCK OPTIONS ARE GRANTED ARE EXERCISABLE FOR THE FIRST TIME BY AN OPTIONEE DURING ANY CALENDAR YEAR UNDER ALL PLANS OF THE COMPANY AND ITS AFFILIATES EXCEEDS ONE HUNDRED THOUSAND DOLLARS ($100,000), THE OPTIONS OR PORTIONS THEREOF WHICH EXCEED SUCH LIMIT (ACCORDING TO THE ORDER IN WHICH THEY WERE GRANTED) SHALL BE TREATED AS NONSTATUTORY STOCK OPTIONS.

         (d) The Company may require any person to whom an Option is granted, or any person to whom an Option is transferred under SECTION 6(d), as a condition of exercising any Option, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (e) To the extent provided by the terms of an Option Agreement, the person to whom an Option is granted may, at the discretion of the Board, satisfy any mandatory federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means or by a combination of such means: (1) tendering cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Option provided that such arrangement will not result in a charge to the Company's reported earnings; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company that have been held for the period required to avoid a charge to the Company's reported earnings. The exercise of the Option may be conditioned upon the receipt by the Company of satisfactory evidence of the Participant's satisfaction of any withholding obligations.

11.      Adjustments Upon Changes in Stock.
         ----------------------------------

         (a) Subject to any required action by stockholders, the number of shares which may be purchased upon the exercise of each outstanding Option shall be proportionately increased or decreased upon the occurrence of any change, increase or decrease in the number and type of issued shares of Common Stock of the Company, without receipt of consideration by the Company, which change results from a stock split, a stock dividend, a merger, consolidation, reorganization, reincorporation, a recapitalization, a combination of shares, change in corporate structure or other like capital adjustment, so that upon the exercise of each Option the holders of such Options shall receive the number and type of securities which the holders would have received had the Options been exercised on the date preceding such change, increase or decrease. In the event of any such adjustment, the exercise price for each share shall be likewise adjusted in inverse proportion to the increase or decrease in the number of shares purchasable.

         (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Options vest shall be accelerated and the Options terminated if not exercised prior to such event.

12.       Amendment of the Plan.
          ----------------------

         (a) The Board at any time, and from time to time, may amend the Plan provided that the implementation of such amendment by the Company complies with all applicable law.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Option was granted, and (ii) such person consents in writing.

13.      Termination or Suspension of the Plan.
         --------------------------------------
         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 1, 2007, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent to the person to whom the Option was granted.

14.      Effective Date of Plan.
         -----------------------

         The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.      Financial Information.
         ----------------------

         The Company will provide to each Optionee financial statements of the Company at least annually in accordance with Section 260.140.46 of Title 10 of the California Code of Regulations.

                                    EXHIBIT B

                          EMPLOYEE STOCK PURCHASE PLAN


         THIS EMPLOYEE STOCK PURCHASE PLAN (the "PLAN") is hereby established by SM&A Corporation, a California corporation (the COMPANY") effective as of May
1, 1999 (the "EFFECTIVE DATE").


                                    ARTICLE 1
                               PURPOSE OF THE PLAN
                               -------------------

         1.1 PURPOSE. The Company has determined that it is in its best interest to provide incentives to attract and retain employees and to increase employee morale by providing a program through which employees of the Company, and the Company's subsidiaries as the Company's Board of Directors (the "BOARD OF DIRECTORS") may from time to time designate (each a "DESIGNATED SUBSIDIARY," and collectively, "DESIGNATED SUBSIDIARIES"), may acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company ("COMPANY STOCK"). The Plan is hereby established by the Company to permit employees to subscribe for, and purchase directly from the Company, shares of the Company Stock at a discount from the market price and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE"). Accordingly, the provisions of the Plan shall be administered, interpreted, and construed in a matter consistent with the requirements of that section of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.

                                    ARTICLE 2
                                   DEFINITIONS
                                   -----------

         2.1 COMPENSATION. "COMPENSATION" means wages, tips, overtime pay, bonuses, commissions, and other Compensation reported on Form W-2. Compensation shall include any amounts contributed by the Employer pursuant to a salary reduction agreement that is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(g)(3), 402(h)(1)(B), 403(b), 414(h)(2), or 457(b). Compensation excludes the sum of all of the following items, even if otherwise includible in gross income: (i) reimbursements or other expense allowances; (ii) cash and noncash fringe benefits; (iii) moving expenses; (iv) deferred compensation; and (v) welfare benefits.

         2.2 EMPLOYEE. "EMPLOYEE" means each person currently employed by the Company or any of its Designated Subsidiaries, any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company or any Designated Subsidiary.

         2.3 FIVE PERCENT (5%) OWNER. "5% OWNER" means an Employee who, immediately after the grant of any rights under the Plan, would own Company Stock or hold outstanding options to purchase Company Stock possessing five percent (5%) or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section, the ownership attribution rules of Code Section 425(d) shall apply.

         2.4 ENROLLMENT DATE. "ENROLLMENT DATE" means the first day of each Offering Period (January 1 and July 1) under the Plan. However, for the first Offering Period, the Enrollment Date shall be the Effective Date of the Plan.

         2.5 PARTICIPANT. "PARTICIPANT" means an Employee who has satisfied the eligibility requirements of SECTION 3.1 and has become a participant in the Plan in accordance with SECTION 3.2.

         2.6 PLAN YEAR. "PLAN YEAR" means the twelve consecutive month period ending on the last day of December.

         2.7 OFFERING PERIOD. "OFFERING PERIOD" means the six-month periods from January 1 through June 30 and July 1 through December 31 of each Plan Year. However, the first Offering Period shall commence on the Effective Date and end June 30, 1999 regardless of whether such initial Offering Period is more or less than six months.

         2.8 PURCHASE DATE. "PURCHASE DATE" means the last day of each Offering Period (June 30 or December 31).


                                    ARTICLE 3
                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

         3.1 ELIGIBILITY. Subject to limitations imposed by Section 423(b) of the Code, each Employee of the Company, or any Designated Subsidiary may become a Participant in the Plan on the Enrollment Date coincident with or next following the initial date of employment with the Company or any Designated Subsidiary.

         3.2 PARTICIPATION. An Employee who has satisfied the eligibility requirements of SECTION 3.1 may become a Participant in the Plan upon his completion and delivery to the Human Resources Department of the Company of a stock purchase agreement provided by the Company (the "STOCK PURCHASE AGREEMENT") authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Enrollment Date coincident with or next following the filing of the Participant's Stock Purchase Agreement and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under ARTICLE 8 or by the filing of a new Stock Purchase Agreement providing for a change in the Participant's payroll deduction rate in accordance with SECTION 5.2.

         3.3 SPECIAL RULES. Under no circumstances shall:

             (a) A 5% Owner be granted a right to purchase Company Stock under the Plan;

             (b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceed an amount equal to the Aggregate Maximum. "AGGREGATE MAXIMUM" means an amount equal to $20,000 worth of Company Stock (determined using the fair market value of such Company Stock at each applicable Enrollment Date) during each calendar year; or

                    (c) The number of shares of Company Stock purchasable by a Participant on any Purchase Date exceed 5,000 shares, subject to periodic adjustments under SECTION 10.4.

                                    ARTICLE 4
                                 OFFERING PERIOD
                                 ---------------

         The initial grant of the right to purchase Company Stock under the Plan shall occur on the Effective Date and terminate on June 30, 1999. Thereafter, the Plan shall provide for Offering Periods commencing on each Enrollment Date and terminating on the next following Purchase Date.


                                    ARTICLE 5
                               PAYROLL DEDUCTIONS
                               ------------------

         5.1 PARTICIPANT ELECTION. Upon completion of the Stock Purchase Agreement, each Participant shall designate the amount of payroll deductions to be made from his or her paycheck to purchase Company Stock under the Plan. The amount of payroll deductions shall be designated in whole percentages of Compensation, not to exceed 15%. The amount so designated upon the Stock Purchase Agreement shall be effective as of the next payroll period and shall continue until terminated or altered in accordance with SECTION 5.2 below.

         5.2 CHANGES IN ELECTION. A Participant may terminate participation in the Plan at any time prior to the close of an Offering Period as provided in
ARTICLE 8. A Participant may increase or decrease the rate of payroll deductions once during each Offering Period by completing and delivering to the Human Resources Department of the Company a new Stock Purchase Agreement setting forth the desired change. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the Human Resources Department a new Stock Purchase Agreement setting forth the desired change. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company's payroll practices) following the delivery of the new Stock Purchase Agreement.

         5.3 PARTICIPANT ACCOUNTS. The Company shall establish and maintain a separate account ("ACCOUNT") for each Participant. The amount of each Participant's payroll deductions shall be credited to his / her Account. No interest will be paid or allowed on amounts credited to a Participant's Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.

                                    ARTICLE 6
                            GRANT OF PURCHASE RIGHTS
                            ------------------------

         6.1 RIGHT TO PURCHASE SHARES. On each Purchase Date, each Participant shall have the right to purchase at the price determined under SECTION 6.2 that number of WHOLE SHARES of Company Stock that can be purchased or issued by the Company based upon that price with the amounts held in his Account, subject to the limits set forth in SECTION 3.3. In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, such amounts shall remain in the Participant's Account and shall be eligible to purchase Company Stock in any subsequent Offering Period.

         6.2 PURCHASE PRICE. The purchase price for any Offering Period shall be the lesser of:

             (a) 85% of the Fair Market Value of Company Stock on the Enrollment
                 Date; or

             (b) 85% of the Fair Market Value of Company Stock on the Purchase
                 Date.

         6.3 FAIR MARKET VALUE. "FAIR MARKET VALUE" shall be determined as follows:

             (a) If the Company Stock is then listed or admitted to trading on the NASDAQ National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the NASDAQ National Market or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on the NASDAQ National Market or such exchange on the next preceding day on which a sale occurred.

             (b) If the Company Stock is not then listed or admitted to trading on the NASDAQ National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation.

             (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator (see Section 7.2) in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.


                                    ARTICLE 7
                                PURCHASE OF STOCK
                                -----------------

         7.1 PURCHASE OF COMPANY STOCK. A Participant who does not, prior to a Purchase Date, notify the Company that such Participant does not want to purchase any shares of Company Stock pursuant to the Plan or that such Participant wants to purchase fewer than the maximum number of shares available for purchase, shall be deemed to elect to purchase the maximum number of whole shares of Company Stock purchasable with the amounts held in such Participant's Account, at the purchase price determined under Section 6.2 above and, on each Purchase Date, the Plan shall purchase such shares on behalf of such Participant. In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, all such amounts shall be held in the Participant's Account and carried forward to the next Offering Period.

         7.2 DELIVERY OF COMPANY STOCK.

             (a) Company Stock acquired under the Plan shall be issued directly to a contract administrator ("ADMINISTRATOR") engaged by the Company to administer the Plan under ARTICLE 9. All Company Stock so issued ("PLAN HELD STOCK") shall be held in the name of the Administrator for the benefit of the Plan. The Administrator shall maintain accounts for the benefit of the Participants that shall reflect each Participant's interest in the Plan Held Stock. Such accounts shall reflect the number of whole shares of Company Stock that are being held by the Administrator for the benefit of each Participant.

                    (b) Where Company Stock is issued under this paragraph, only full shares of stock will be issued to a Participant. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares.


                                    ARTICLE 8
                                   WITHDRAWAL
                                   ----------

         8.1 IN SERVICE WITHDRAWAL. At any time prior to the Purchase Date of an Offering Period, any Participant may withdraw the amounts held in his/her Account by executing and delivering to the Human Resources Department of the Company written notice of withdrawal on the form provided by the Company. In such a case, the entire balance of the Participant's Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, the Participant shall cease to participate in the Plan for the remainder of the Offering Period in which the notice is given. Any Employee who has withdrawn under this Section shall be excluded from participation in the Plan for the remainder of the Offering Period, but may then be reinstated as a participant for a subsequent Offering Period by executing and delivering a new Stock Purchase Agreement to the Human Resources Department of the Company.


         8.2 TERMINATION OF EMPLOYMENT.

             (a) In the event that a Participant's employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant's Account shall be paid to the Participant or his beneficiary, without interest.

             (b) A Participant may file a written designation of a beneficiary who is to receive any shares of Company Stock purchased under the Plan or any cash from the Participant's Account in the event of his or her death subsequent to a Purchase Date, but prior to delivery of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of his death prior to a Purchase Date under paragraph (a) above.

             (c) Any beneficiary designation under paragraph (b) above may be changed by the Participant at any time by written notice. In the event of the death of a Participant, the Committee (see Section 9.1) may rely upon the most recent beneficiary designation it has on file as being the appropriate beneficiary. In the event of the death of a Participant where no valid beneficiary designation exists or the beneficiary has predeceased the Participant, the Committee shall deliver any cash or shares of Company Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Committee, the Committee, in its sole discretion, may deliver such shares of Company Stock or cash to the spouse or any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.


                                    ARTICLE 9
                               PLAN ADMINISTRATION
                               -------------------

         9.1 PLAN ADMINISTRATION.

             (a) Authority to control and manage the operation and administration of the Plan shall be vested in the Board of Directors (the "BOARD") for the Company, or a committee ("COMMITTEE") thereof. The Board or Committee shall have all powers necessary to supervise the administration of the Plan and control its operations.

             (b) In addition to any powers and authority conferred on the Board or Committee elsewhere in the Plan or by law, the Board or the Committee shall have the following powers and authority:

                 (i) To designate agents to carry out responsibilities relating to the Plan;

                 (ii) To administer, interpret, construe and apply this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

                 (iii) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

                 (iv) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

             (c) Any action taken in good faith by the Board or Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Board shall be absolute.

         9.2 LIMITATION ON LIABILITY. No Employee of the Company or member of the Board or Committee shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any other Employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person's conduct in the performance of his duties under the Plan.


                                   ARTICLE 10
                                  COMPANY STOCK
                                  -------------

         10.1 LIMITATIONS ON PURCHASE OF SHARES. The maximum number of shares of Company Stock that shall be made available for sale under the Plan shall be 250,000 shares, subject to adjustment under SECTION 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable pursuant to rights granted pursuant to SECTION 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each participant affected thereby and any unused payroll deductions shall be returned to such participant if necessary.

         10.2 VOTING COMPANY STOCK. The Participant will have no interest or voting right in shares to be purchased under SECTION 6.1 of the Plan until such shares have been purchased.

         10.3 REGISTRATION OF COMPANY STOCK. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant unless designated otherwise by the Participant.

         10.4 CHANGES IN CAPITALIZATION OF THE COMPANY. Subject to any required action by the shareholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the Purchase Price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.

         10.5 MERGER OF COMPANY. In the event that the Company at any time proposes to merge into, consolidate with or enter into any other reorganization pursuant to which the Company is not the surviving entity (including the sale of substantially all of its assets or a "reverse" merger in which the Company is the surviving entity), then, to the extent permitted by applicable law: (i) any surviving corporation shall assume the rights theretofore granted or substitute for such rights new rights covering the shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and prices, or (ii) the Plan and the rights theretofore granted shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue the Plan, or to substitute similar options for those under the Plan, then the Board of Directors or its committee shall cause written notice of the proposed action to be given to the persons holding rights not less than 10 days prior to the anticipated effective date of the proposed transaction and, concurrent with the effective date of the proposed transaction, such rights shall be exercised automatically in accordance with Section 7.1 as if such effective date were a Purchase Date of the applicable Offering Period unless a Participant withdraws from the Plan as provided in Section 8.1.


                                   ARTICLE 11
                                  MISCELLANEOUS
                                  -------------

         11.1 AMENDMENT AND TERMINATION. The Plan shall terminate on December 31, 2008. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Upon termination of the Plan, all benefits shall become payable immediately. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the shareholders of the Company if such amendment would:

              (a) Increase the number of shares of Company Stock that may be issued under the Plan;

              (b) Materially modify the requirements as to eligibility for participation in the Plan; or

              (c) Materially increase the benefits that accrue to Participants under the Plan.

         11.2 SHAREHOLDER APPROVAL. Continuance of the Plan and the effectiveness of any right granted hereunder shall be subject to approval by the shareholders of the Company, within twelve months before or after the date the Plan is adopted by the Board.

         11.3 BENEFITS NOT ALIENABLE. Benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article 8.

         11.4 NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

         11.5 GOVERNING LAW. To the extent not preempted by Federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of California.

         11.6 NON-BUSINESS DAYS. When any act under the Plan is required to be performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with SECTION 6.3.

         11.7 COMPLIANCE WITH SECURITIES LAWS. Notwithstanding any provision of the Plan, the Committee shall administer the Plan in such a way to ensure that the Plan at all times complies with any requirements of Federal Securities Laws.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                SM&A CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned appoints Steven S. Myers and Michael A. Piraino, and each of them, with full power of substitution, to vote all shares of Common Stock of any class of SM&A Corporation ("SM&A") held of record by the undersigned as of March 31, 1999, at the Annual Meeting of Shareholders of SM&A to be held at the Sutton Place Hotel, at 4500 MacArthur Boulevard, Newport Beach, California, on Tuesday, May 18, 1999 at 10:00 a.m. local time, and at all adjournments thereof, (the "Annual Meeting") upon the following matters, which are described in SM&A's Proxy Statement for the Annual Meeting.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

A  [X]  Please mark your votes as in this example.



                   FOR all nominees              WITHHOLD
                    listed at right             AUTHORITY
                 (except as marked to         to vote for all
                  the contrary below)     nominees listed at right

1.  ELECTION OF          [  ]                      [  ]        NOMINEES: Steven S. Myers
    DIRECTORS:
                                                                         Michael A. Piraino

                                                                         J. Christopher Lewis

                                                                         James R. Mellor

                                                                         Malcolm R. Currie

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the lines immediately below)


                   _________________________________________________

                   _________________________________________________

                   _________________________________________________

                   _________________________________________________

                   _________________________________________________

                   _________________________________________________

                   _________________________________________________



2.  For approval of amendment to 1997 Stock Option Plan.

                 FOR           AGAINST         ABSTAIN

                 [  ]            [  ]            [  ]



3.  For approval of Employee Stock Purchase Plan.

                 FOR           AGAINST         ABSTAIN

                 [  ]            [  ]            [  ]



4.  For ratification of appointment of independent accountants.

                 FOR           AGAINST         ABSTAIN

                 [  ]            [  ]            [  ]





5. In accordance with the discretion of the proxy holder, to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting.

                 FOR           AGAINST         ABSTAIN

                 [  ]            [  ]            [  ]





THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF ANY NOMINEE NAMED ABOVE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED.

PLEASE DATE, SIGN, MAIL AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.



SIGNATURE(S)_________________________________________  DATE_____________________

NOTE: Please sign exactly as your name appears herein. If the stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.